SEI Institutional Managed Trust

Dynamic Asset Allocation Fund
(the "Fund")

Supplement dated August 31, 2015
to the Statement of Additional Information ("SAI") dated July 31, 2015

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following change of Custodian of the Fund.

Revision to Custodian Disclosure for the Fund

The section entitled "Custodian" is hereby deleted and replaced with the following:

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the S&P 500 Index Fund. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Dynamic Asset Allocation Fund. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-973 (8/15)